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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         July 6, 1999
                                                --------------------------------


                             SMARTFLEX SYSTEMS, INC.
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               (Exact name of Registrant as specified in charter)

          Delaware                     0-26472                   33-0581151
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

14312 Franklin Avenue, P.O. Box 2085, Tustin, California         92781-2085
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code      (714) 838-8737
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed, since last report.)

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Item 5.  Other Events

         On July 6, 1999, the Registrant entered into an Agreement and Plan of Merger, dated as of July 6, 1999 (the "Agreement"), by and among Saturn Electronics & Engineering, Inc., a Michigan corporation (the "Parent"), SSI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (the "Purchaser"), and the Registrant. Pursuant to the Agreement, Purchaser has agreed to commence a tender offer for one hundred percent (100%) of the outstanding shares of Common Stock of the Company at a price of $10.50 cash per share. Upon purchasing a majority of the outstanding shares, the Purchaser shall merge with and into the Registrant, with the Registrant being the surviving corporation. As a result of the merger, Parent, through its subsidiaries, will own one hundred percent (100%) of the outstanding shares of the Registrant. The terms and conditions of the Agreement were determined pursuant to arm's-length negotiations between the parties to the transaction. On July 7, 1999, the Registrant issued a press release regarding the transactions contemplated by the Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      Exhibit
       Number
       ------
         2            Agreement and Plan of Merger dated as of July 6, 1999, by and among Saturn Electronics &
                      Engineering, Inc., a Michigan corporation, SSI Acquisition Corp., a Delaware corporation, and
                      Smartflex Systems, Inc., a Delaware corporation.*

        99            Press Release, dated July 7, 1999, entitled "SATURN ELECTRONICS & ENGINEERING, INC. TO ACQUIRE
                      SMARTFLEX SYSTEMS, INC."

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* Schedules omitted. The Registrant shall furnish supplementally to the
  Securities and Exchange Commission a copy of any omitted schedule upon request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SMARTFLEX SYSTEMS, INC.

Date:  July 12, 1999                   By: /s/ WILLIAM L. HEALEY
                                           -------------------------------------
                                           William L. Healey
                                           Chairman of the Board, President and
                                           Chief Executive Officer


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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

      Exhibit
       Number
       ------
         2            Agreement and Plan of Merger dated as of July 6, 1999, by and among
                      Saturn Electronics & Engineering, Inc., a Michigan corporation, SSI
                      Acquisition Corp., a Delaware corporation, and Smartflex Systems,
                      Inc., a Delaware corporation.*

        99            Press Release, dated July 7, 1999, entitled "SATURN ELECTRONICS &
                      ENGINEERING, INC. TO ACQUIRE SMARTFLEX SYSTEMS, INC."

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* Schedules omitted. The Registrant shall furnish supplementally to the
  Securities and Exchange Commission a copy of any omitted schedule upon request.


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